STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 38,556,819	$ 33,716,275
Receivables:
Participant loans	181,787	131,853
Participant contributions	18,122	14,022
Employer contributions	6,576	5,226
Interest and other	682	772
Total receivables	207,167	151,873
NET ASSETS AVAILABLE FOR BENEFITS	$ 38,763,986	$ 33,868,148